LAUDUS TRUST

(the “Trust”)

Laudus Mondrian Funds

Laudus Mondrian Global Equity Fund

Supplement dated September 28, 2012 to the

Summary Prospectus dated July 29, 2012 and to the Prospectus dated July 29, 2012

At a meeting held on September 25, 2012, the Board of Trustees of the Trust approved the closing and liquidation of the Laudus Mondrian Global Equity Fund (the “Fund”).

Accordingly, effective October 2, 2012 (the “Closing Date”), the Fund is closed to new investors. Existing shareholders (including participants in 401(k) plans) as of the Closing Date may continue to purchase additional shares and will continue to receive dividends and/or distributions in the form of additional shares of the Fund. Effective as of the Closing Date, shareholders of other funds of the Trust will not be permitted to exchange any of their shares for shares of the Fund unless the shareholders are existing shareholders of the Fund as of the Closing Date.

The Fund will redeem all of its outstanding shares on or shortly after November 30, 2012 (the “Liquidation Date”), and distribute the proceeds to the Fund’s shareholders (subject to maintenance of appropriate reserves for liquidation and other expenses).

Effective immediately, through the Liquidation Date, the Fund’s investment adviser will waive fees and reimburse the Fund for all operating expenses. In addition, the Fund will waive its redemption fees.

As shareholders redeem shares of the Fund between the date of this supplement and the Liquidation Date, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies as a result of the decrease in the Fund’s assets. Accordingly, the Fund may not be able to achieve its investment objective and may deviate from its investment policies during the period between the date of this supplement and the Liquidation Date.

As is the case with other redemptions, each shareholder’s redemption, including a mandatory redemption, will constitute a taxable disposition of shares for shareholders who do not hold their shares through tax-advantaged plans. Shareholders should contact their tax advisors to discuss the potential income tax consequences of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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